SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: January 9, 1998



                           MCCLATCHY NEWSPAPERS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                     1-9824                  940666175
----------------------------  ------------------------  ------------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)              File Number)        Identification Number)



            2100 "Q" STREET, SACRAMENTO, CA                 95816
       ----------------------------------------           ----------
       (Address of principal executive offices)           (Zip Code)



                                 (916) 321-1846
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


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Item 5.  Other Events.
         ------------

         In November 1997, McClatchy Newspapers, Inc. (the "Registrant") entered into an agreement to acquire Cowles Media Company, a Delaware corporation ("Cowles"), publisher of the STAR TRIBUNE, the largest circulating newspaper in the Twin Cities of Minneapolis/St. Paul, Minnesota, and a newspaper, magazine, and information services company.

         In a press release dated January 9, 1998, attached hereto as Exhibit 99.1, which is incorporated by reference and made a part of this Current Report on Form 8-K, the Registrant and Cowles announced an agreement to sell the magazine and book publishing businesses owned by Cowles. The Registrant and Cowles intend to sell Cowles Business Media, Inc. and Cowles Enthusiast Media, Inc. to PRIMEDIA, Inc. and intend to sell Cowles Creative Publishing, Inc. ("CCP"), to a management group led by CCP's president. The combined transactions are valued in excess of $208 million, including the assumption of existing debt and other liabilities. The sale of these businesses is expected to close in March 1998, pending regulatory and shareholder approvals for the acquisition of Cowles by the Registrant.



Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.

              99.1     Press Release dated January 9, 1998.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  January 9, 1998

                                          McClatchy Newspapers, Inc.



                                          By /s/ Karole Morgan-Prager
                                            -----------------------------------
                                             Karole Morgan-Prager
                                             General Counsel and Corporate
                                             Secretary

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                                  EXHIBIT INDEX
                                  -------------

                                                                  Sequentially
Exhibit No.                    Description                        Numbered Page
-----------                    -----------                        -------------

   99.1             Press Release dated January 9, 1998



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